As filed with the Securities and Exchange Commission on December 21, 2006.


                                                     Registration Nos. 333-29043
                                                                        811-8245
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]


                         POST-EFFECTIVE AMENDMENT NO. 13                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                AMENDMENT NO. 17                             |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------
                           PHOENIX EQUITY SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                  ------------
         C/O PHOENIX EQUITY PLANNING CORPORATION -- SHAREHOLDER SERVICES
               101 Munson Street, Greenfield, Massachusetts 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                  ------------
                        Counsel and Chief Legal Officer:
                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                                  ------------
                               John H. Beers, Esq.

                            Vice President and Clerk

                         Phoenix Life Insurance Company
                                One American Row

                             Hartford, CT 06102-5056
                     (Name and address of Agent for Service)

                                  ------------
It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

|X|  on December 31, 2006 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

================================================================================

================================================================================
                                                               DECEMBER 31, 2006
================================================================================



PROSPECTUS
--------------------------------------------------------------------------------


> PHOENIX GROWTH & INCOME FUND








TRUST NAME:                                        [?]     WOULDN'T YOU RATHER
PHOENIX EQUITY SERIES FUND                                 HAVE THIS DOCUMENT
                                                           E-MAILED TO YOU?
Neither the Securities and Exchange
Commission nor any state securities                        Eligible shareholders
commission has approved or disapproved of                  can sign up for
these securities or determined if this                     E-Delivery at
prospectus is truthful or complete. Any                    PhoenixFunds.com
representation to the contrary is a criminal offense.

This prospectus contains important
information that you should know before
investing in Phoenix Growth & Income Fund.
Please read it carefully and retain it for future reference.



[LOGO] PHOENIXFUNDS(SM)

PHOENIX GROWTH & INCOME FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Investment Risk and Return Summary..........................................   1
Fund Fees and Expenses......................................................   4

Additional Investment Techniques............................................   5

Management of the Fund......................................................   7

Pricing of Fund Shares......................................................   8
Sales Charges...............................................................  10
Your Account................................................................  16
How to Buy Shares...........................................................  18
How to Sell Shares..........................................................  18
Things You Should Know When Selling Shares..................................  19
Account Policies............................................................  20
Investor Services and Other Information.....................................  24
Tax Status of Distributions.................................................  25
Financial Highlights........................................................  26

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Growth & Income Fund has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES
> The fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks; however, the adviser intends to invest nearly all of the fund's assets in common stocks, rather than holding significant amounts of cash and short-term investments.


> The fund's adviser uses a quantitative approach coupled with fundamental analysis in its equity securities selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. As of September 30, 2006, the market capitalization range of the pool of securities from which the fund selects its investments was $1.05 billion to $399 billion. The adviser seeks a desired balance of risk and return potential, including a targeted yield greater than that of the Standard & Poor's 500(R) Index ("S&P 500(R) Index"). The adviser does not guarantee that the fund's total return will exceed that of the S&P 500(R) Index.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in high quality money market instruments and repurchase agreements. When this happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

                                                 Phoenix Growth & Income Fund  1

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of a fund that emphasizes companies with smaller market capitalizations.


o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FULLY INVESTED IN EQUITY SECURITIES RISK
The net asset value of a fund that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.


S&P 500(R) INDEX COMPARISON RISK

The performance of the S&P 500(R) Index can be negative. Although the fund may outperform the S&P 500(R) Index, the fund may still have a negative return.

2  PHOENIX GROWTH & INCOME FUND

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Growth & Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]
                 Calendar Year         Annual Return (%)
                     1998                    30.87
                     1999                    18.70
                     2000                    -6.57
                     2001                    -8.65
                     2002                   -22.95
                     2003                    27.30
                     2004                    10.33
                     2005                     4.46

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.52% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.73% (quarter ending September 30, 2002). Year-to-date performance (through September 30, 2006) is 9.63%.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR THE                                 SINCE
PERIODS ENDED 12/31/05)(2)                      1 YEAR   5 YEARS    INCEPTION(3)
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
   Return Before Taxes                          -1.55%    -0.54%       4.86%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)       -1.65%    -0.60%       4.68%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)(5)    -0.87%    -0.46%       4.13%
   and Sale of Fund Shares
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
   Return Before Taxes                          -0.30%    -0.09%       4.82%
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Return Before Taxes                           3.63%    -0.10%       4.82%
--------------------------------------------------------------------------------
S&P 500(R) Index((6))                            4.93%     0.55%       5.04%
--------------------------------------------------------------------------------
(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A. Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class A Shares, Class B Shares and Class C Shares since September 25, 1997.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.
(6) The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                 Phoenix Growth & Income Fund  3

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A      CLASS B     CLASS C
                                                               SHARES       SHARES      SHARES
                                                               ------       ------      ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)                          5.75%        None        None

Maximum Deferred Sales Charge (load) (as a percentage of
  the lesser of the value redeemed or the amount invested)     None(a)     5.00%(b)     1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested
  Dividends                                                    None         None        None

Redemption Fee                                                 None         None        None

Exchange Fee                                                   None         None        None
                                                         ------------------------------------------
                                                               CLASS A      CLASS B     CLASS C
                                                               SHARES       SHARES      SHARES
                                                               ------       ------      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.75%       0.75%        0.75%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%       1.00%        1.00%


Other Expenses                                                 0.39%       0.39%        0.39%

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.39%       2.14%        2.14%

Expense Reduction(e)                                          (0.14)%     (0.14)%      (0.14)%


NET FUND OPERATING EXPENSES                                    1.25%       2.00%        2.00%
---------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.
(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through December 31, 2007, so that such expenses do not exceed 1.25% for Class A Shares, 2.00% for Class B Shares and 2.00% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4  Phoenix Growth & Income Fund

--------------------------------------------------------------------------------
CLASS                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Class A                $695            $979            $1,283          $2,146
--------------------------------------------------------------------------------
Class B                $603            $859            $1,141          $2,280
--------------------------------------------------------------------------------
Class C                $303            $659            $1,141          $2,471
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
CLASS                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Class B                $203            $659            $1,141          $2,280
--------------------------------------------------------------------------------
Class C                $203            $659            $1,141          $2,471
--------------------------------------------------------------------------------


The examples assume that the expense reimbursement obligations of the adviser are in effect through December 31, 2007. Thereafter, the examples do not reflect any reimbursement obligations.



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

BORROWING
The fund may obtain fixed interest rate loans and may invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CONVERTIBLE SECURITIES
The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

                                                 Phoenix Growth & Income Fund  5

FINANCIAL FUTURES AND RELATED OPTIONS
The fund may enter into financial futures transactions, and may also invest in related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

FOREIGN INVESTING
The fund may invest in securities of foreign (non-U.S.) issuers. Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

ILLIQUID SECURITIES
The fund may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING
The fund may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

SECURITIES LENDING
The fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS
The fund may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

6  Phoenix Growth & Income Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser to over 60 mutual funds and as adviser to institutional clients. As of September 30, 2006, Phoenix had approximately $28.0 billion in assets under management. Phoenix has been an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


--------------------------------------------------------------------------------
                                               $1+ billion
                            $1st billion    through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee                  0.75%             0.70%              0.65%
--------------------------------------------------------------------------------


The adviser has contractually agreed to limit total fund operating expenses (excluding interest, taxes, and extraordinary expenses), through December 31, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


-------------------------------------------------------------------
                            Class A       Class B       Class C
                            Shares        Shares        Shares
-------------------------------------------------------------------
Growth & Income Fund         1.25%         2.00%         2.00%
-------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $2,157,210. The ratio of management fees to average net assets for the fiscal year ended August 31, 2006 was 0.75%.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

                                                 Phoenix Growth & Income Fund  7

A discussion regarding the basis for the Board of Trustees approving the advisory agreement is available in the fund's semiannual report covering the period September 1, 2005 through February 28, 2006.

PORTFOLIO MANAGEMENT
STEVEN L. COLTON manages the fund's portfolio and has overall responsibility for the day-to-day management of the fund's investments.

Mr. Colton has served as portfolio manager of the fund since 1997. He also serves as portfolio manager for the Phoenix Balanced Fund, Phoenix Income & Growth Fund and Phoenix Worldwide Strategies Fund (domestic portion). Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Phoenix (since June
2006) and was Senior Vice President and Senior Portfolio Manager of Engemann Asset Management ("Engemann"), an affiliate of Phoenix (January 2005 to October
2006). Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of Phoenix (1997-2005).

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

     o adding the values of all securities and other assets of the fund;

     o subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of that class.


Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies' net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as


8  Phoenix Growth & Income Fund
determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


The net asset value per share of each class of the fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. The fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


HOW ARE SECURITIES FAIR VALUED?
If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source does not, in the opinion of the adviser, reflect the security's market value; and
(vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.


The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) an analysis of the issuer's financial statements;
(iv) recent news about the security or issuer; (v) changes in interest rates;

                                                 Phoenix Growth & Income Fund  9

(vi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (vii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (viii) other news events or relevant matters; and (ix) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers three classes of shares that have different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, ("the 1940 Act") that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent

10  Phoenix Growth & Income Fund
deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in the fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

                                                 Phoenix Growth & Income Fund 11

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                            ---------------------------
AMOUNT OF                                                             NET
TRANSACTION                             OFFERING                     AMOUNT
AT OFFERING PRICE                        PRICE                      INVESTED
--------------------------------------------------------------------------------
Under $50,000                             5.75%                       6.10%
$50,000 but under $100,000                4.75                        4.99
$100,000 but under $250,000               3.75                        3.90
$250,000 but under $500,000               2.75                        2.83
$500,000 but under $1,000,000             2.00                        2.04
$1,000,000 or more                        None                        None


CLASS A SALES CHARGE REDUCTIONS AND WAIVERS
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of this fund or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c)

12  Phoenix Growth & Income Fund
multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this fund or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of this fund or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. For 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.



                                                 Phoenix Growth & Income Fund 13

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
YEAR          1           2            3            4           5            6+
--------------------------------------------------------------------------------
CDSC          5%          4%           3%           2%          2%           0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
YEAR          1           2+
--------------------------------------------------------------------------------
CDSC          1%          0%


COMPENSATION TO DEALERS
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

AMOUNT OF                              SALES CHARGE AS A     SALES CHARGE AS A    DEALER DISCOUNT AS A
TRANSACTION                              PERCENTAGE OF         PERCENTAGE OF          PERCENTAGE OF
AT OFFERING PRICE                        OFFERING PRICE       AMOUNT INVESTED        OFFERING PRICE
---------------------------------------------------------------------------------------------------------
Under $50,000                                 5.75%                 6.10%                 5.00%
$50,000 but under $100,000                    4.75                  4.99                  4.25
$100,000 but under $250,000                   3.75                  3.90                  3.25
$250,000 but under $500,000                   2.75                  2.83                  2.25
$500,000 but under $1,000,000                 2.00                  2.04                  1.75
$1,000,000 or more                            None                  None                  None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

14  Phoenix Growth & Income Fund

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of this fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases made prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. For purchases made after January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans opened after January 11, 2006, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only

                                                Phoenix Growth & Income Fund  15
when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

16  Phoenix Growth & Income Fund

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


     o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)

     o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


     o  $500 for all other accounts.

Minimum ADDITIONAL investments:

     o  $25 for any account.


     o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.


The fund reserves the right to refuse any purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                Phoenix Growth & Income Fund  17

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------

Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton,
                                    MA 02021-2809.

--------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund's Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

18  Phoenix Growth & Income Fund

--------------------------------------------------------------------------------
                                    TO SELL SHARES
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
--------------------------------------------------------------------------------

Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809. Be sure to include the
                                    registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

--------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

   Send a clear letter of instructions if all of these apply:

   o The proceeds do not exceed $50,000.

   o The proceeds are payable to the registered owner at the address on record.

                                                Phoenix Growth & Income Fund  19

   Send a clear letter of instructions with a signature guarantee when any of these apply:

   o You are selling more than $50,000 worth of shares.

   o The name or address on the account has changed within the last 30 days.

   o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

20  Phoenix Growth & Income Fund

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

UNCASHED CHECKS
If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.


EXCHANGE PRIVILEGES
You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

   o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

   o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

   o The amount of the exchange must be equal to or greater than the minimum initial investment required.

   o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

                                                Phoenix Growth & Income Fund  21

DISRUPTIVE TRADING AND MARKET TIMING
This fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

   o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

   o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

   o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund's Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the fund may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of its judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

22  Phoenix Growth & Income Fund

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund's policies regarding excessive trading. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. There is no assurance that the fund or its agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the fund will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the fund cannot guarantee that such trading activity can be completely eliminated.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.

                                                Phoenix Growth & Income Fund  23

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The fund makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund's shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The fund's Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is also available in the Statement of Additional Information.


24  Phoenix Growth & Income Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


















                                                Phoenix Growth & Income Fund  25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.

                                                                     CLASS A
                                           --------------------------------------------------------
                                                             YEARS ENDED AUGUST 31,

                                              2006        2005        2004        2003      2002
                                             -------     -------     -------     -------   -------

Net asset value, beginning of period         $14.74      $13.15      $11.86      $10.86    $13.30
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             0.13        0.12        0.09        0.09      0.04
   Net realized and unrealized gain (loss)     1.19        1.57        1.30        0.91     (2.48)
                                             ------      ------      ------      ------    ------
   TOTAL FROM INVESTMENT OPERATIONS            1.32        1.69        1.39        1.00     (2.44)
                                             ------      ------      ------      ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.10)      (0.10)      (0.10)         --        --
                                             ------      ------      ------      ------    ------
   TOTAL DISTRIBUTIONS                        (0.10)      (0.10)      (0.10)         --        --
                                             ------      ------      ------      ------    ------
Change in net asset value                      1.22        1.59        1.29        1.00     (2.44)
                                             ------      ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD               $15.96      $14.74      $13.15      $11.86    $10.86
                                             ======      ======      ======      ======    ======
Total return(2)                                9.02%      12.85%      11.74%       9.21%   (18.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $168,209    $178,557    $201,330    $131,169  $166,772
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      1.25%       1.25%       1.25%       1.25%     1.25%
   Gross operating expenses                    1.39%       1.40%       1.38%       1.45%     1.35%
   Net investment income                       0.86%       0.84%       0.68%       0.82%     0.33%
Portfolio turnover                               33%         41%         53%         59%       40%

--------------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

26  Phoenix Growth & Income Fund

--------------------------------------------------------------------------------


                                                                     CLASS B
                                           --------------------------------------------------------
                                                             YEARS ENDED AUGUST 31,

                                              2006        2005        2004        2003      2002
                                             -------     -------     -------     -------   -------
Net asset value, beginning of period         $14.13      $12.61      $11.38      $10.50    $12.95
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             0.01        0.01       (0.01)       0.01     (0.05)
   Net realized and unrealized gain (loss)     1.14        1.51        1.25        0.87     (2.40)
                                             ------      ------      ------      ------    ------
   TOTAL FROM INVESTMENT OPERATIONS            1.15        1.52        1.24        0.88     (2.45)
                                             ------      ------      ------      ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.02)         --       (0.01)         --        --
                                             ------      ------      ------      ------    ------
   TOTAL DISTRIBUTIONS                        (0.02)         --       (0.01)         --        --
                                             ------      ------      ------      ------    ------
Change in net asset value                      1.13        1.52        1.23        0.88     (2.45)
                                             ------      ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD               $15.26      $14.13      $12.61      $11.38    $10.50
                                             ======      ======      ======      ======    ======
Total return(2)                                8.18%      12.05%      10.90%       8.38%   (18.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $41,863     $58,869     $68,637     $72,051   $81,000
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      2.00%       2.00%       2.00%       2.00%     2.00
   Gross operating expenses                    2.14%       2.15%       2.14%       2.20%     2.10
   Net investment income (loss)                0.09%       0.10%      (0.07)%      0.08%    (0.42)
Portfolio turnover                               33%         41%         53%         59%       40


                                                                     CLASS C
                                           --------------------------------------------------------
                                                             YEARS ENDED AUGUST 31,

                                              2006        2005        2004        2003      2002
                                             -------     -------     -------     -------   -------
Net asset value, beginning of period         $14.13      $12.62      $11.38      $10.50    $12.96
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             0.01        0.01       (0.01)       0.01     (0.05)
   Net realized and unrealized gain (loss)     1.14        1.50        1.26        0.87     (2.41)
                                             ------      ------      ------      ------    ------
   TOTAL FROM INVESTMENT OPERATIONS            1.15        1.51        1.25        0.88     (2.46)
                                             ------      ------      ------      ------    ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.02)         --       (0.01)         --        --
                                             ------      ------      ------      ------    ------
   TOTAL DISTRIBUTIONS                        (0.02)         --       (0.01)         --        --
                                             ------      ------      ------      ------    ------
Change in net asset value                      1.13        1.51        1.24        0.88     (2.46)
                                             ------      ------      ------      ------    ------
NET ASSET VALUE, END OF PERIOD               $15.26      $14.13      $12.62      $11.38    $10.50
                                             ======      ======      ======      ======    ======
Total return(2)                                8.18%      12.05%      10.80%       8.48%   (18.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $57,345     $68,432     $78,570     $52,466   $61,193
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      2.00%       2.00%       2.00%       2.00%     2.00%
   Gross operating expenses                    2.14%       2.15%       2.13%       2.20%     2.10%
   Net investment income (loss)                0.10%       0.10%      (0.07)%      0.08%    (0.42)%
Portfolio turnover                               33%         41%         53%         59%       40%

----------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                                                Phoenix Growth & Income Fund  27

================================================================================

================================================================================


[LOGO] PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480





ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Fund's investments.
The annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090.This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926






NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.



Investment Company Act File No. 811-8245
PXP2089                                                                    12-06

                           PHOENIX EQUITY SERIES FUND
                          PHOENIX GROWTH & INCOME FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 2006

     The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Equity Series Fund (the "Trust"), dated December 31, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361, or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE
The Trust..................................................................    1
Investment Restrictions....................................................    1
Investment Techniques and Risks............................................    2
Performance Information....................................................   10
Portfolio Transactions and Brokerage.......................................   11

Disclosure of Fund Holdings................................................   12

Services of the Adviser....................................................   14

Portfolio Manager..........................................................   16
Net Asset Value............................................................   18
How to Buy Shares..........................................................   18
Alternative Purchase Arrangements..........................................   18
Investor Account Services..................................................   21
How to Redeem Shares.......................................................   23
Dividends, Distributions and Taxes.........................................   24
Tax Sheltered Retirement Plans.............................................   28
The Distributor............................................................   28
Distribution Plans.........................................................   30
Management of the Trust....................................................   31
Additional Information.....................................................   37
Appendix...................................................................   39




                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926



PXP 2005B (12/06)

                                    THE TRUST

     The Trust is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust and reorganized in December 2000 as a Delaware statutory trust. The Trust presently comprises one series: the Phoenix Growth & Income Fund (the "Fund"). Prior to January 1, 2005, the Fund was named Phoenix-Oakhurst Growth & Income Fund.


     The Trust's prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).


   (8) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.


   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter

(not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

     The Fund may utilize the following practices or techniques in pursuing their investment objectives.

CONVERTIBLE SECURITIES
     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities rated in the four highest categories which are commonly called "investment-grade" securities. The Fund may, but is not required to, dispose of convertible securities whose rating falls below investment-grade. A detailed listing of rating categories is in the Appendix to the Statement of Additional Information.

DERIVATIVE INVESTMENTS
     In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
     The Fund may enter into financial futures contracts and may also invest in related options. Financial futures and related options may be used to hedge against changes in the market value of the Fund's portfolio securities or securities which the Fund intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.


     The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Index ("S&P 500(R) Index") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


     In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Under the Commodity Exchange Act ("CEA"), a fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will specifically designate cash and appropriate liquid assets on the accounting records of the Fund to cover its obligations related to futures contracts and options.

     The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code (the "Code") for qualifications as a regulated investment company. (See "Dividends, Distributions and Taxes" section of this SAI.)

     RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES TRANSACTIONS
     The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN SECURITIES
     The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, differences and inefficiencies in transaction settlement systems, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

     Foreign securities held by the Fund may not be registered with the SEC and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

     The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange ("NYSE") is closed).
Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

     The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


     Although the Fund may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts ("ADRs"), "ordinary shares," or "New York Shares." The Fund may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Fund.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York Shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York Shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund does not enter into forward contracts with a term longer than one year.

ILLIQUID SECURITIES
     The Fund may invest in securities that are not liquid. The Fund considers investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the Fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INVESTMENT COMPANIES
     The Fund may invest in money market mutual funds. The Fund may invest in money market mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that these funds charge. You will in effect incur a second set of fees on these fund investments.

LENDING PORTFOLIO SECURITIES
     In order to increase its return on investments, the Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE
     The Fund may borrow money subject to its investment restriction for temporary, extraordinary or emergency purposes. Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

OPTIONS
     The Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   Call options written by the Fund normally will have expiration dates between three and nine months from the date written. During the option period the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

     The exercise price of a call option written by the Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     LIMITATIONS ON OPTIONS. The Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to specifically designate on its accounting records qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts, the Fund will specifically designate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier, times the number of contracts. Any amount specifically designated may be applied to the Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts.

     The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     Under the CEA, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will specifically designate cash and appropriate liquid assets on the accounting records of the Fund to cover its obligations related to futures contracts and options. In connection with the Fund qualifying as a regulated investment company under the Code, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. (See "Dividends, Distributions and Taxes" section of this SAI.)

     RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options on indices only subject to the limitations described above.

     Price movements in securities in the Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS
     Repurchase Agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

     A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

     Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SHORT-TERM INSTRUMENTS
     For liquidity purposes, the Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. Government securities, Certificates of Deposit, Commercial Paper and Bankers Acceptances. The Fund may also invest in repurchase agreements with maturities of seven days or less to generate income from its excess cash balances. The Fund may invest in repurchase agreements having maturities of more than seven days. Securities acquired through repurchase agreements will be limited to U.S. Government securities and are subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Fund's custodian bank until repurchased.

     The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the adviser to be creditworthy.

STANDARD & POOR'S DEPOSITARY RECEIPTS
     The Fund may invest in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDRs"). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the S&P 500(R) Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.

U.S. GOVERNMENT SECURITIES
     For liquidity purposes, the Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
     The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

     When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

     When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

     A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

     When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

                             PERFORMANCE INFORMATION

     Performance information for the Fund (and any class of the Fund) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500(R) Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Mid Cap Growth Index, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components.

     Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN
     Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

     For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


     The Fund may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


     The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of the firm's ability to execute the order in the desired manner, and the value of research services provided by the firm. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.

     The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Fund and indirectly by shareholders.


   For the fiscal years ended August 31, 2004, 2005 and 2006, brokerage commissions paid by the Trust on portfolio transactions totaled $368,267, $218,780 and $185,543, respectively. In the fiscal years ended August 31, 2004, 2005 and 2006, the Trust paid brokerage commissions of $2,115, $0 and $0, respectively, to PXP Securities Corp., an affiliate of its Distributor. Brokerage commissions of $5,608 paid during the fiscal year ended August 31, 2006, were paid on portfolio transactions aggregating $2,981,664 executed by brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

     The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, Phoenix (generally, the Fund's investment adviser), or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Fund's policies prohibit Phoenix and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third-parties providing services to the Fund (accounting agent, print vendors etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Fund's Compliance Officer, and officers of the Fund's advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Fund's Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Fund's compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES

     In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, the Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Fund may also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES
     The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ON-GOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
     As previously authorized by the Fund's Board of Trustees and/or the Fund's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION


                                                                                          TIMING OF RELEASE OF PORTFOLIO
          TYPE OF SERVICE PROVIDER                 NAME OF SERVICE PROVIDER                    HOLDINGS INFORMATION
          ------------------------                 ------------------------                    --------------------

Adviser                                     Phoenix Investment Counsel, Inc.          Daily


Distributor                                 Phoenix Equity Planning                   Daily
                                            Corporation
Custodian                                   State Street Bank & Trust Company         Daily

Sub-Financial Agent                         PFPC Inc.                                 Daily

Independent Registered Public               PricewaterhouseCoopers LLP                Annual Reporting Period: within 15
Accounting Firm                                                                       business days of end of reporting period

                                                                                      Semiannual Reporting Period: within 31
                                                                                      business days of end of reporting period

Typesetting Firm for Financial Reports      Gcom Solutions                            Monthly on first business day
and Forms N-Q                                                                         following month end

Printer for Financial Reports               V.G. Reed & Sons                          Annual and Semiannual Reporting
                                                                                      Period: within 45 days after end of
                                                                                      reporting period

Intermediary Selling Shares of the Fund     Merrill Lynch                             Quarterly within 10 days of quarter end

Third-Party Class B Share Financer          SG Constellation LLC                      Weekly based on prior week end

PUBLIC PORTFOLIO HOLDINGS INFORMATION

Portfolio Redistribution Firms               Bloomberg, Standard & Poor's and         Quarterly, 60 days after fiscal
                                             Thompson Financial Services              quarter end

Rating Agencies                              Lipper, Inc. and Morningstar             Quarterly, 60 days after fiscal
                                                                                      quarter end

     These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

     There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

                             SERVICES OF THE ADVISER


     Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser for the Fund. The offices of PIC are located at 56 Prospect Street, Hartford, Connecticut 06115. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102. PIC acts as investment adviser for over 60 mutual funds and as adviser to institutional clients.

     PXP has served investors for over 70 years. As of September 30, 2006, PXP had approximately $57.0 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statement (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of their affiliates, expenses of Trustee's and shareholder's meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Fund), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of their duties thereunder.

     As full compensation for the services and facilities furnished to the Fund, the Adviser is entitled to a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion.


     The Adviser has contractually agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) through December 31, 2007, so that such expenses do not exceed 1.25% for Class A Shares, 2.00% for Class B Shares and 2.00% for Class C Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

     Management fees for the fiscal years ended August 31, 2004, 2005 and 2006, amounted to $2,289,350, $2,579,941 and $2,157,210, respectively.


     The investment advisory agreement continues in force from year-to-year for the Fund, provided that the agreement is approved at least annually by the Trustees. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on 60 days written notice.


     The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT


     A discussion regarding the basis for the Board of Trustees approving the advisory agreement is available in the fund's semiannual report covering the period September 1, 2005 through February 28, 2006.


DESCRIPTION OF PROXY VOTING POLICY
     The Trust has adopted, on behalf of the Fund, a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

     The Policy stipulates that the Fund's investment adviser will vote proxies. The adviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any adviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

     The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.


     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, the Adviser or principal underwriter, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


     The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                                PORTFOLIO MANAGER


COMPENSATION OF PORTFOLIO MANAGERS OF PHOENIX INVESTMENT COUNSEL, INC.

     Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

     The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.


     Following is a more detailed description of the compensation structure of the Fund's portfolio manager identified in the Fund's prospectus.


     Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                FUND                   BENCHMARK(S) AND/OR PEER GROUPS
                ----                   -------------------------------
        Growth & Income Fund             Lipper Large Cap Core Funds

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

     The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may have fewer performance measurement periods, (iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or
(iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

     Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures reasonably designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.


     The following table provides information as of August 31, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                   NUMBER OF AND             NUMBER OF AND
                                  TOTAL ASSETS OF           TOTAL ASSETS OF            NUMBER OF AND
                              REGISTERED INVESTMENT     OTHER POOLED INVESTMENT       TOTAL ASSETS OF
PORTFOLIO MANAGER                    COMPANIES              VEHICLES (PIVS)            OTHER ACCOUNTS
-----------------                    ---------              ---------------            --------------
Steven L. Colton                  6/$1.5 Billion                  None                4/$209.5 Million


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.


     As of August 31, 2006, the portfolio manager did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor does he manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

     The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2006:


                                       DOLLAR RANGE OF EQUITY SECURITIES
                                               BENEFICIALLY OWNED
         PORTFOLIO MANAGER                       IN FUND MANAGED
         -----------------                       ---------------

    Steven L. Colton                                  None


                                 NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into U. S. dollar values at the mean between the bid and ask quotations of such currencies against U. S. dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account ("IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS


     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker's authorized designee prior to its close of business.


     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution plan fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

     Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this SAI.)

CLASS A SHARES

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES
     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)

     Class B Shares are subject to an ongoing distribution and services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


     Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a

1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.


     QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Fund or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Fund or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


     RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund or any other Phoenix Fund (other than any Phoenix money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in the sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


     ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
     The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares or Class C Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
     Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund except if made in connection with the Systematic Exchange privilege.

Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and a purchase for federal income tax purposes. (See the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

     SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix
"Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
     This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

     To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

     The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


     Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the

Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

     Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after the receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. (See the Fund's current Prospectus for more information.)


     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
     Each shareholder account in the Fund which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Fund's current Prospectus for more information.)

BY MAIL
     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Fund's current Prospectus for more information.)

TELEPHONE REDEMPTIONS

     Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Fund's current Prospectus for more information.)


REDEMPTION IN KIND
     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Trust's current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
     The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.


     The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for tax purposes.


     In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

     The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
     Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Fund and Shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

     Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations.

     Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

     Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

     Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

     Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


     The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


     Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).


     Shareholders should consult their own tax advisor about their tax situation.


INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.


TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
     Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.


     Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

     Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

     Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.


     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

     The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

     If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through," each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.


SALE OR EXCHANGE OF FUND SHARES
     Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

     Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
     Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
     Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
     In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

     The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


     Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the

Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
     Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


     Pursuant to an Underwriting Agreement with the Trust, PEPCO (the "Distributor"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate and the sole owner of PIC, serves as distributor for the Fund. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

     For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. For the fiscal years ended August 31, 2004, 2005 and 2006, purchasers of shares of the Fund paid aggregate sales charges of $301,610, $176,907 and $131,094, respectively, of which the Distributor received net commissions of $168,101, $88,038 and $65,822, respectively, for its services, the balance being paid to dealers. For the fiscal year ended August 31, 2006, the Distributor received net commissions of $10,610 on Class A Shares and deferred sales charges of $737 for Class A Shares, $52,524 for Class B Shares and $1,951 for Class C Shares.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements (the "Independent Trustees"). The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

          AMOUNT OF                       SALES CHARGE AS                 SALES CHARGE AS              DEALER DISCOUNT
         TRANSACTION                       PERCENTAGE OF                   PERCENTAGE OF               OR AGENCY FEE AS
      AT OFFERING PRICE                    OFFERING PRICE                 AMOUNT INVESTED         PERCENTAGE OF OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                              5.75%                          6.10%                           5.00%
$50,000 but under $100,000                     4.75%                          4.99%                           4.25%
$100,000 but under 250,000                     3.75%                          3.90%                           3.25%
$250,000 but under $500,000                    2.75%                          2.83%                           2.25%
$500,000 but under $1,000,000                  2.00%                          2.04%                           1.75%
$1,000,000 or more                             None                           None                            None


     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participant's purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDED period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


     From its own resources or pursuant to the Trust's Distribution Plans, and subject to the dealer's prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representative's or dealer's achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

     Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market Phoenix Funds within the Phoenix Funds Complex at the following incremental annual rates.

           First 5 billion                       0.09%
           $5 billion to $15 billion             0.08%
           Greater than $15 billion              0.07%

     For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds Complex.

     Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC, Inc. (subagent to PEPCO) ("PFPC"), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

     For its services during the Fund's fiscal years ended August 31, 2004, 2005 and 2006, PEPCO received fees totaling $225,163, $229,798 and $199,168, respectively.


                               DISTRIBUTION PLANS

     The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares and Class C Shares at a rate of 0.75% per annum.

     Pursuant to the Plans, the Fund will pay the Distributor 0.25% of the average daily net assets of the Fund for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Plans, the Fund may reimburse the Distributor up to 0.75% of the average daily net assets of the Fund's Class B Shares and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Fund's Prospectuses and SAI for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund.

     From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms as compensation for providing personal services and/or the maintenance of shareholder accounts with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     For the fiscal year ended August 31, 2006 the Fund paid Rule 12b-1 Fees in the amount of $1,574,469 of which the Distributor received $422,436 and unaffiliated broker-dealers received $1,150,033. The Rule 12b-1 payments were used for (1) compensation to dealers, $1,191,765; (2) compensation to sales personnel, $122,322; (3) advertising, $25,791; (4) service costs, $49,029; (5)
printing and mailing of prospectuses to other than current shareholders, $8,940; and (6) other, $17,530.


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the

Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

     The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

     The NASD, regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or to amend the Plans.

                             MANAGEMENT OF THE TRUST

     The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

   TRUSTEES AND OFFICERS

     The Trustees are responsible for the overall supervision of the Fund, including establishing the Fund's policies, general supervision and review of their investment activities. The officers who administer the Fund's daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since         62          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1997.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Honorary) (2004-present), Pace University
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New
                                                                    York Councils, Boy Scouts of America (1985-present), The
                                                                    Academy of Political Science (Vice Chairman) (1985-present),
                                                                    Urstadt Biddle Property Corp. (1989-present), Colgate
                                                                    University (Trustee Emeritus) (2004-present).
                                                                    Director/Trustee, The Harlem Youth Development Foundation,
                                                                    (Chairman) (1998-2002), Metropolitan Transportation
                                                                    Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Union Pacific Corp.
                                                                    (1978-2002), BlackRock Freddie Mac Mortgage Securities Fund
                                                                    (Advisory Director) (1990-2000), Accuhealth (1994-2002),
                                                                    Pace University (1978-2003), New York Housing Partnership
                                                                    Development Corp. (Chairman) (1981-2003), Josiah Macy, Jr.
                                                                    Foundation (1975-2004).

                                       31

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Harry Dalzell-Payne                Served since         62          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             1997.                            (1983-present).
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since         63          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1997.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since         60          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1997.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                               Director, Diversapak (2002-present), Obaji Medical Products
DOB: 2/14/39                                                        Company (2002-present). Director, Lincoln Educational
                                                                    Services (2002-2004). Chairman, Carson Products Company
                                                                    (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since         62          Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                2001.                            (2001-present). Managing Director, U.S. Trust Company of
New York, NY 10128                                                  New York (private bank) (1982-2006).
DOB: 4/17/51

James M. Oates*                    Served since         60          Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             1997.                            Capital Markets, Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Trustee, Phoenix Funds Family (1987-present). Managing Director,
Boston, MA 02109                                                    Wydown Group (consulting firm) (1994-present). Director,
Trustee                                                             Investors Financial Service Corporation (1995-present),
DOB: 5/31/46                                                        Investors Bank & Trust Corporation (1995-present), Stifel
                                                                    Financial (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1999-present), Trust
                                                                    Company of New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Director/Trustee,
                                                                    AIB Govett Funds (six portfolios) (1991-2000), Command Systems,
                                                                    Inc. (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001),
                                                                    1Mind, Inc. (formerly 1Mind.com) (2000-2002), Plymouth Rubber
                                                                    Co. (1995-2003). Director and Treasurer, Endowment for Health,
                                                                    Inc. (2000-2004). Independent Chairman (since 2005), Trustee
                                                                    (since 2004), John Hancock Trust. Trustee (since 2005), John
                                                                    Hancock Funds II and John Hancock Funds III.

Richard E. Segerson                Served since         60          Managing Director, Northway Management Company (1998-present).
73 Briggs Way                      1997.                            Trustee, Phoenix Funds Family (1983-present).
Chatham, MA 02633
DOB: 2/16/46


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Ferdinand L.J. Verdonck            Served since         60          Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2004.                            Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Santens N.V. (1999-present).
                                                                    Managing Director, Almanij N.V. (1992-2003). Director, KBC
                                                                    Bank and Insurance Holding Company (Euronext) (1992-2003),
                                                                    KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                    Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001). Director, Degussa Antwerpen N.V. (1998-2004).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
  WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
  ----------------------------      -----------        -------                 -----------------------------------

George R. Aylward*                 Served since         60          Senior Vice President and Chief Operating Officer, Asset
Trustee and President              November 2006                    Management, The Phoenix Companies, Inc. (2004-present).
DOB: 8/17/64                                                        President (since November 2006) and Chief Operating
                                                                    Officer (2004-present), Phoenix Investment Partners,
                                                                    Ltd. President, certain funds within the Phoenix Funds
                                                                    Family (since November 2006). Previously, Executive Vice
                                                                    President, Phoenix Investment Partners, Ltd.
                                                                    (2004-November 2006). Vice President, Phoenix Life
                                                                    Insurance Company (2002-2004). Vice President, The
                                                                    Phoenix Companies, Inc. (2001-2004). Vice President,
                                                                    Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                                    Assistant Controller, Phoenix Investment Partners, Ltd.
                                                                    (1996-2001). Executive Vice President, certain funds
                                                                    within the Phoenix Funds Family (2004-November 2006).

Marilyn E. LaMarche**              Served since         60          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2002.                            (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
  WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
  ----------------------------      -----------        -------                 -----------------------------------

Philip R. McLoughlin***            Served since         80          Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bridge Street                  1997.                            World Trust Fund (1991-present). Trustee/Director,
Chatham, MA 02633                                                   Phoenix Funds Complex (1989-present). Management
Chairman                                                            Consultant (2002-2004), Chairman (1997-2002), Chief
DOB: 10/23/46                                                       Executive Officer (1995-2002) and Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director and Executive
                                                                    Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                    Director (1994-2002) and Executive Vice President,
                                                                    Investments (1987-2002), Phoenix Life Insurance Company.
                                                                    Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                    (2000-2002) and President (1990-2000), Phoenix
                                                                    Equity Planning Corporation. Chairman and Chief
                                                                    Executive Officer, Phoenix/Zweig Advisers LLC
                                                                    (1999-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President,
                                                                    Phoenix Life and Annuity Company (1996-2002).
                                                                    Director (1995-2000) and Executive Vice President
                                                                    (1994-2002) and Chief Investment Counsel (1994-2002),
                                                                    PHL Variable Insurance Company. Director, Phoenix
                                                                    National Trust Holding Company (2001-2002). Director
                                                                    (1985-2002) and Vice President (1986-2002) and Executive
                                                                    Vice President (April 2002-September 2002), PM Holdings,
                                                                    Inc. Director, WS Griffith Associates, Inc. (1995-2002).
                                                                    Director, WS Griffith Securities, Inc. (1992-2002).

* Mr. Aylward is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.



                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Francis G. Waltman             Senior Vice                   Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since               (since 2006). Senior Vice President, Asset Management Product
                               2004.                         Development, Phoenix Investment Partners, Ltd. (2005-present). Senior
                                                             Vice President and Chief Administrative Officer, Phoenix Investment
                                                             Partners, Ltd. (2003-2004). Senior Vice President and Chief
                                                             Administrative Officer, Phoenix Equity Planning Corporation
                                                             (1999-2003). Senior Vice President, certain funds within the Phoenix
                                                             Funds Family (2004-present).


                                 POSITION(S) HELD
      NAME, ADDRESS AND           WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Marc Baltuch                   Vice President and            Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance              Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.           Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                                 Return Fund, Inc. and The Zweig Fund, Inc. (2004-present).
                                                             President and Director, Watermark Securities, Inc. (1991-present).
                                                             Assistant Secretary, Gotham Advisors Inc. (1990-present).
                                                             Secretary, Phoenix-Zweig Trust (1989-2003). Secretary,
                                                             Phoenix-Euclid Market Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,               Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal          2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and                   Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since               2005-present). Compliance Officer of Investments and Counsel,
                               2005.                         Travelers Life & Annuity (January 2005-May 2005). Assistant General
                                                             Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial               Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                    Officer and                   Corporation (2004-present). Chief Financial Officer and Treasurer
                               Treasurer since               (2006-present) or Chief Financial Officer and Treasurer
                               2006.                         (2005-present), certain funds within the Phoenix Funds Family. Vice
                                                             President, Chief Financial Officer, Treasurer and Principal
                                                             Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                             Assistant Treasurer, certain funds within the Phoenix Funds Complex
                                                             (2004-2006). Senior Manager (2002-2004), Manager (2000-2002),
                                                             Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD
     The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management.


     THE AUDIT COMMITTEE. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Audit Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jefferies, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

     THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. Each of the members is an independent trustee, except Mr. McLoughlin, who is an interested trustee. The Committee met 11 times during the Trust's last fiscal year.

     THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamaraand Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION
     Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended August 31, 2006, the Trustees received the following compensation:

                                     AGGREGATE     TOTAL COMPENSATION FROM TRUST
                                   COMPENSATION     AND FUND COMPLEX (80 FUNDS)
       NAME OF TRUSTEE              FROM TRUST            PAID TO TRUSTEES
       ---------------              ----------            ----------------
 INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                     $3,120                  $183,250
 Harry Dalzell-Payne                  $3,152                  $183,650
 Francis E. Jeffries                  $2,058*                 $141,750
 Leroy Keith, Jr.                     $2,235                  $104,473
 Geraldine M. McNamara                $2,999*                 $176,750
 James M. Oates                       $2,901                  $136,612
 Richard E. Segerson                  $2,058*                 $ 97,500
 Ferdinand L.J. Verdonck              $1,843                  $ 87,500

 INTERESTED TRUSTEES
 -------------------
 George R. Aylward                      $0                       $0
 Marilyn E. LaMarche                  $1,683                  $ 79,750
 Philip R. McLoughlin                 $4,022                  $261,317
----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $558,171.66, Ms. McNamara, $288,112.04, and Mr. Segerson, $119,661.87, respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund.

TRUSTEE OWNERSHIP OF SECURITIES
   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:


                                                                      AGGREGATE DOLLAR RANGE OF
                                                                       TRUSTEE OWNERSHIP IN ALL
                                                                            FUNDS OVERSEEN
                                       DOLLAR RANGE OF EQUITY          BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                  SECURITIES IN THE FUND            INVESTMENT COMPANIES
      ---------------                  ----------------------            --------------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                None                        Over $100,000
Harry Dalzell-Payne                             None                             None
Francis E. Jeffries                             None                        Over $100,000

Leroy Keith, Jr.                                None                          $1-$10,000
Geraldine M. McNamara                       Over $100,000                   Over $100,000
James M. Oates                            $50,001-$100,000                  Over $100,000

Richard E. Segerson                             None                        Over $100,000
Ferdinand L.J. Verdonck                         None                             None

Interested Trustees
-------------------
Marilyn E. LaMarche                             None                             None
Philip R. McLoughlin                        Over $100,000                   Over $100,000


     At November 29, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of November 29, 2006 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDER                                   CLASS                          PERCENT OF CLASS          NUMBER OF SHARES
-------------------                                   -----                          ----------------          ----------------


MLPF&S                                                Class A                             5.12%                  524,748.353
For the Sole Benefit of its Customers                 Class B                             8.70%                  209,986.642
Attn: Fund Administration                             Class C                            12.37%                  438,516.447
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484

Phoenix Wealth Builder PHOLIO                         Class A                             8.63%                  884,201.905
c/o Phoenix Equity Planning S/O Services
Attn: Chris Wilkos
101 Munson St.
Greenfield, MA 01301-9684


                             ADDITIONAL INFORMATION

CAPITAL STOCK
     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one fund which has different classes. Holders of shares of the fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. Shareholders of all funds vote on the election of Trustees. On matters affecting an individual fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such fund or class. The underlying assets of the fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets (the "Custodian").

     Pursuant to a Transfer Agent and Service Agreement, as amended, with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $16.95 for each designated shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Fund or Transfer Agent. Fees paid by the Fund, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORT TO SHAREHOLDERS
     The fiscal year of the Trust ends on August 31. The Trust will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS

     The financial statements for the Fund's fiscal year ended August 31, 2006, appearing in the Trust's 2006 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                           PHOENIX EQUITY SERIES FUND

                           PART C -- OTHER INFORMATION

ITEM 22. EXHIBITS

    a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 6 (File No. 333-29043) on December 15, 2000, and incorporated herein by reference.


    b.1.* Amended and Restated By-Laws of the Registrant dated November 16,
          2005, filed via EDGAR herewith.

    b.2.* Amendment No. 1 to the Amended and Restated By-Laws of the Registrant dated August 23, 2006, filed via EDGAR herewith.


    c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


    d.* Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated September 1, 2006, filed via EDGAR herewith.


    e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997 filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 1 (File No. 333-29043) on May 20, 1998 and incorporated herein by reference.


    e.2.* Form of Sales Agreement between PEPCO and dealers effective June, 2006 filed via EDGAR herewith.

    f. Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR with Post-Effective Amendment No. 12 (File No. 333-29043) on December 28, 2005 and incorporated herein by reference.


    g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997 filed as
          Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 3 (File No. 333-29043) on September 25, 1997 and incorporated herein by reference.

    g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and addressStreetState Street, filed via EDGAR with Post-Effective Amendment No. 9 (File No. 333-29043) on December 30, 2003 and incorporated herein by reference.

    g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and addressStreetState Street, filed via EDGAR with Post-Effective Amendment No. 9 (File No. 333-29043) on December 30, 2003 and incorporated herein by reference.

    g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and addressStreetState Street, filed via EDGAR with Post-Effective Amendment No. 9 (File No. 333-29043) on December 30, 2003 and incorporated herein by reference.


    h.1. Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 333-29043) on December 28, 2005 and incorporated herein by reference.

    h.2.* Amended and Restated Transfer Agency and Service Agreement between
          Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR herewith.

    h.3.* Administration Agreement between Registrant and PEPCO dated July 1,
          2006, filed via EDGAR herewith.


    i. Opinion and Consent of Counsel as to the legality of the shares filed via EDGAR with Post-Effective Amendment No. 6 (File No. 333-29043) on December 15, 2000 and incorporated herein by reference.

    j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

    k.    Not applicable.

    l. Initial Capital Agreement dated August 27, 1997 filed as Exhibit 13 via EDGAR with Pre-Effective Amendment No. 2 (File No. 333-29043) on September 23, 1997 and incorporated herein by reference.

    m.1.  Amended and Restated Distribution Plan for Class A Shares filed as
          Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 1 (File No. 333-29043) on May 20, 1998 and incorporated herein by reference.

    m.2. Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment 5 (File No. 333-29043) on September 26, 2000 and incorporated herein by reference.

    m.3. Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment 5 (File No. 333-29043) on September 26, 2000 and incorporated herein by reference.


    m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan effective May 21, 2003, filed via EDGAR with Post-Effective Amendment No. 9 (File No. 333-29043) on December 30, 2003 and incorporated herein by reference.

    n.* 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR herewith.


    o.    Reserved.


    p.1.* Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February 2006, filed via EDGAR herewith.

    p.2.* Amended and Restated Code of Ethics of the Adviser (PIC) dated
          February 2006, filed via EDGAR herewith.

    q.* Power of Attorney for all Trustees dated November 15, 2006, filed via EDGAR herewith.

----------
*Filed herewith.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 24. INDEMNIFICATION


     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract Agreement and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the Agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 26. PRINCIPAL UNDERWRITERS

(a)  PEPCO serves as the principal underwriter for the following registrants:


     Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOsSM, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


(b)  Directors and Executive Officers of PEPCO are as follows:

     NAME AND                        POSITIONS AND OFFICES              POSITIONS AND OFFICES WITH
     PRINCIPAL ADDRESS               WITH DISTRIBUTOR                   REGISTRANT
     -----------------               ----------------                   ----------

     George R. Aylward               Director and                       President
     56 Prospect Street              Executive Vice President
     P.O. Box 150480
     Hartford, CT 06115-0480


     John H. Beers                   Vice President                     Assistant Secretary
     One American Row                and Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

     Kevin J. Carr                   Vice President                     Vice President, Counsel, Chief
     One American Row                and Assistant Secretary            Legal Officer and Secretary
     P.O. Box 5056
     Hartford, CT  06102-5056

     John R. Flores                  Vice President and                 Anti-Money Laundering Officer and
     One American Row                Anti-Money Laundering Officer      Assistant Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056


     Michael E. Haylon               Director                           None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056


     David C. Martin                 Vice President and                 None
     One American Row                Chief Compliance Officer
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                  Vice President, Finance and        None
     56 Prospect Street              Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Jacqueline M. Porter            Assistant Vice President           Vice President and
     56 Prospect Street                                                 Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Francis G. Waltman              Senior Vice President              Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     James D. Wehr                   Director                           None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

(c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 as amended, and the Rules promulgated thereunder include:


Secretary of the Fund:                Principal Underwriter, Administrator and
   Kevin J. Carr, Esq.                Transfer Agent:
   One American Row                      Phoenix Equity Planning Corporation
   P.O. Box 5056                         One American Row
   Hartford, CT 06102-5056               P.O. Box 5056
                                         Hartford, CT 06102-5056

Investment Adviser:
   Phoenix Investment Counsel, Inc.   Custodian and Dividend Dispersing Agent:
   56 Prospect Street                    State Street Bank and Trust Company
   P.O. Box 150480                       225 Franklin Street
   Hartford, CT 06115-0480               Boston, MA 02110


ITEM 28. MANAGEMENT SERVICES

None.

ITEM 29.  UNDERTAKINGS

None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for the effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 21st day of December, 2006.


                                             PHOENIX EQUITY SERIES FUND


ATTEST: /s/ Kevin J. Carr                    By:   /s/ George R. Aylward
        ----------------------                     ----------------------
            Kevin J. Carr                              George R. Aylward
            Secretary                                  President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following person in the capacity indicated, on this 21st day of December, 2004.

SIGNATURE                                        TITLE


    /s/ George R. Aylward                        President and Trustee
---------------------------------                (principal executive officer)
       George R. Aylward

     /s/ W. Patrick Bradley                      Chief Financial Officer and
---------------------------------                Treasurer (principal financial
        W. Patrick Bradley                       and accounting officer)


---------------------------------
       E. Virgil Conway*                         Trustee

---------------------------------
      Harry Dalzell-Payne*                       Trustee

---------------------------------
      Francis E. Jeffries*                       Trustee

---------------------------------
       Leroy Keith, Jr.*                         Trustee

---------------------------------
      Marilyn E. LaMarche*                       Trustee

---------------------------------
      Philip R. McLoughlin*                      Trustee and Chairman


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      Geraldine M. McNamara*                     Trustee


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       James M. Oates*                           Trustee

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      Richard E. Segersen*                       Trustee

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    Ferdinand L.J. Verdonck*                     Trustee


By /s/ George R. Aylward
   ------------------------------
*George R. Aylward, Attorney-in-fact pursuant to powers of attorney.


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